UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22107

SEI Structured Credit Fund, LP

(Exact name of Registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy Barto

c/o SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 676-2533

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

Item 1.	Reports to Stockholders.

SEI STRUCTURED CREDIT FUND, L.P.

Financial Statements

For the year ended December 31, 2013

With Report of Independent Registered Public Accounting Firm

SEI Structured Credit Fund, L.P.

Financial Statements

For the year ended December 31, 2013

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (888) 786-9977; and (ii) on the Commission’s website at http://www.sec.gov, no later than August 31st of each year.

Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103	Tel: +1 215 448 5000 Fax: +1 215 448 5500 ey.com

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors of

SEI Structured Credit Fund, L.P.

We have audited the accompanying statement of assets and liabilities of SEI Structured Credit Fund, L.P. (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended and the statements of changes in limited partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SEI Structured Credit Fund, L.P. at December 31, 2013, the results of its operations and its cash flows for the year then ended and the changes in its limited partners’ capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

March 3, 2014

A member firm of Ernst & Young Global Limited	1

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2013

Description	Par Value	Fair Value
ASSET-BACKED SECURITIES (D) — 90.8%
CAYMAN ISLANDS — 71.1%
Battalion CLO, Ser 2012-3A
01/18/25 (A)(B)	$39,200,000	$37,632,000
Battalion CLO, Ser 2013-4A
10/22/25 (B)	31,800,000	28,143,000
Battalion CLO Warehouse Note
(B)	16,619,333	16,619,333
Benefit Street Partners CLO
(B)	21,873,500	21,206,358
Benefit Street Partners CLO, Ser 2012-IA
10/15/23 (A)(B)	8,650,000	9,169,000
Benefit Street Partners CLO, Ser 2012-IA, Cl C
4.744%, 10/15/23 (A)(C)	7,000,000	7,016,100
Benefit Street Partners CLO, Ser 2013-IIA
07/15/24 (A)(B)	23,450,000	24,857,000
Brentwood CLO, Ser 2006-1A, Cl C
1.842%, 02/01/22 (A)(C)	8,500,000	7,480,000
Bristol Bay Funding, Ser 2004-1A, Cl B
1.992%, 02/01/16 (A)(C)	13,903,795	13,069,567
Carlyle Global Market Strategies, Ser 2012-1A, Cl F
7.492%, 04/20/22 (A)(C)	7,975,000	7,975,000
Cerberus Offshore Levered I L.P., Ser 2012-1A, Cl B
4.993%, 11/30/18 (A)(C)	5,000,000	5,012,500
Claris III Jr.
0.542%, 08/04/21	28,295,463	26,314,781
Eastland CLO, Ser 2007-1A, Cl B
0.942%, 05/01/22 (A)(C)	12,750,000	10,869,375
Eastland CLO, Ser 2007-1A, Cl C
1.742%, 05/01/22 (A)(C)	2,000,000	1,625,000
Figueroa CLO, Ser 2013-1I
03/21/24 (B)	17,500,000	16,250,500
Figueroa CLO, Ser 2013-2
(B)	13,070,000	13,070,000
Fortress Credit Funding, Ser 2012-5A, Cl B
5.041%, 08/15/22 (A)(C)	21,015,000	21,073,842
Fortress Credit Funding, Ser 2012-5A, Cl C
5.991%, 08/15/22 (A)(C)	23,200,000	22,515,600
Fortress Credit Funding, Ser 2012-5A, Cl D
6.491%, 08/15/22 (A)(C)	5,200,000	5,254,600
Fortress Credit Funding, Ser 2012-5I, Cl E
6.491%, 08/15/22 (C)	19,800,000	19,558,440
Fortress Credit Funding, Ser 2012-6A, Cl C
5.991%, 08/15/22 (A)(C)	9,860,000	9,569,130
Fortress Credit Funding, Ser 2012-6A, Cl D
6.491%, 08/15/22 (A)(C)	2,210,000	2,233,205
Foxe Basin CLO, Ser 2003-1A, Cl C
3.493%, 12/15/15 (A)(C)	766,719	766,719

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2013

Description	Par Value	Fair Value
Friedbergmilstein Private Capital Fund
01/15/19 (A)(B)	$1,000,000	$15,000
Gem Ligos II, Ser 2006-3A, Cl B
1.874%, 03/23/21 (A)(C)	12,203,979	10,251,342
GEMC, Ser 2005-8A, Cl A3
1.148%, 06/23/17 (A)(C)	10,000,000	9,700,000
Gleneagles CLO, Ser 2005-1A, Cl C
1.142%, 11/01/17 (A)(C)	12,000,000	11,130,000
Grayson CLO, Ser 2006-1A, Cl B
0.942%, 11/01/21 (A)(C)	10,338,000	8,968,215
Grayson CLO, Ser 2006-1A, Cl C
1.792%, 11/01/21 (A)(C)	10,000,000	8,225,000
Great Lakes CLO, Ser 2012-1A
01/15/23 (A)(B)	21,336,000	19,842,480
Great Lakes CLO, Ser 2012-1A, Cl E
5.743%, 01/15/23 (A)(C)	12,897,000	12,123,180
Highbridge Loan Management, Ser 2012-1A, Cl D
5.995%, 09/20/22 (A)(C)	7,250,000	7,039,750
JFIN CLO, Ser 2012-1A, Cl C
4.742%, 07/20/23 (A)(C)	5,750,000	5,754,600
KKR CLO, Ser 2012-1A, Cl C
4.743%, 12/15/24 (A)(C)	1,693,000	1,700,957
KVK CLO, Ser 2012-2A
02/10/25 (A)(B)	33,573,000	30,887,160
Liberty CLO, Ser 2005-1A, Cl B
1.142%, 11/01/17 (A)(C)	14,000,000	12,737,200
MC Funding, Ser 2006-1A, Cl E
3.995%, 12/20/20 (A)(C)	12,760,000	11,675,400
Neuberger Berman CLO, Ser 2012-12A
07/25/23 (A)(B)	18,936,000	14,486,040
Neuberger Berman CLO, Ser 2012-13A
01/23/24 (A)(B)	4,274,000	2,692,620
Neuberger Berman CLO, Ser 2013-14A
04/28/25 (A)(B)	12,369,000	10,761,030
Neuberger Berman CLO, Ser 2013-15A
10/25/25 (A)(B)	18,151,850	17,244,258
Neuberger Berman CLO Warehouse Note
(B)	34,200,000	34,200,000
Newstar Trust, Ser 2007-1A, Cl A1
0.479%, 09/30/22 (A)(C)	6,883,969	6,666,435
OCP CLO, Ser 2012-2A
11/22/23 (A)(B)	18,445,000	16,047,150
Red River CLO, Ser 2006-1A, Cl C
0.962%, 07/27/18 (A)(C)	16,000,000	14,760,000
Rockwall CDO, Ser 2006-1A, Cl A1LA
0.542%, 08/01/21 (A)(C)	2,122,789	2,059,105
Rockwall CDO, Ser 2006-1A, Cl A1LB
0.742%, 08/01/21 (A)(C)	22,173,000	20,898,053
Rockwall CDO, Ser 2007-1A, Cl A1LA
0.492%, 08/01/24 (A)(C)	28,671,812	26,378,068
Salus CLO, Ser 2012-1A, Cl D
8.241%, 03/05/21 (A)(C)	5,000,000	5,253,500
Salus CLO, Ser 2012-1I, Cl E
10.741%, 03/05/21 (C)	7,500,000	8,023,500
Shackleton I CLO, Ser 2012-1A
08/14/23 (A)(B)	8,000,000	6,240,000
Valhalla CLO, Ser 2004-1A
08/01/16 (A)(B)	6,500,000	1,820,000
Valhalla CLO, Ser 2004-1A, Cl A2
1.042%, 08/01/16 (A)(C)	38,223,677	36,599,171
Valhalla CLO, Ser 2004-1A, Cl B
1.642%, 08/01/16	6,192,000	5,479,920

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2013

Description	Par Value	Fair Value
Venture CDO, Ser 2012-10A, Cl F
7.242%, 07/20/22 (A)(C)	$5,000,000	$5,000,000
Venture CDO, Ser 2012-11A, Cl E
6.739%, 11/14/22 (A)(C)	2,000,000	2,000,000
Venture CDO, Ser 2012-12A
02/28/24 (A)(B)	38,240,000	34,989,600
Venture CLO Warehouse Note
(B)	24,925,000	24,925,000
Venture XIV CLO, Ser 2013-14A
08/28/25 (A)(B)	1,338,889	13,389
08/28/25 (A)(B)	34,830,000	33,088,500
Zais Investment Grade, Ser 9A, Cl B
1.088%, 04/27/52 (A)(C)	18,000,000	13,680,000
Zohar CDO, Ser 2007-3A, Cl A2
0.793%, 04/15/19 (A)(C)	100,000,000	35,000,000
Zohar CDO, Ser 2007-3A, Cl A3
0.993%, 04/15/19 (A)(C)	56,000,000	24,080,000

		879,716,673

IRELAND — 7.7%
ICE 3 Global Credit CLO, Ser 2013-1A
04/20/24 (A)(B)	12,500,000	12,062,500
ICE 3 Global Credit CLO, Ser 2013-1A, Cl B1
4.050%, 04/20/24 (A)	34,500,000	30,705,000
ICE 3 Global Credit CLO, Ser 2013-1A, Cl C1
4.750%, 04/20/24 (A)	24,500,000	21,437,500
ICE EM CLO, Ser 2007-1A, Cl A1D
0.746%, 08/15/22 (A)(C)	6,630,000	6,513,975
ICE EM CLO, Ser 2007-1A, Cl A2
0.996%, 08/15/22 (A)(C)	14,385,000	13,234,200
ICE EM CLO, Ser 2007-1A, Cl A3
1.246%, 08/15/22 (A)(C)	11,826,000	10,732,095

		94,685,270

UNITED STATES — 12.0%
Cerberus Onshore II CLO, Ser 2014-1A, Cl A1
2.244%, 10/15/23 (A)(C)	25,000,000	25,000,000
Cerberus Onshore II CLO, Ser 2014-1A, Cl E
4.694%, 10/15/23 (A)(C)	22,500,000	20,941,200
Ivy Hill IV
07/03/21 (B)	70,246,309	68,841,382
Ivy Hill Middle Market Credit Fund, Ser 7A
10/20/25 (A)(B)	24,552,000	23,299,848
NXT Capital CLO, Ser 2012-1A, Cl E
7.742%, 07/20/22 (A)(C)	10,286,000	10,286,000

		148,368,430

Total Asset-Backed Securities
(Cost $1,156,598,629)		1,122,770,373

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2013

Description	Shares	Fair Value
REGISTERED INVESTMENT COMPANIES (G) — 0.8%
UNITED STATES — 0.8%
AllianceBernstein Global High Income Fund	54,154	$773,319
Ares Dynamic Credit Allocation Fund	49,400	888,212
Blackstone/GSO Senior Floating Rate Term Fund	9,707	182,977
Neuberger Berman High Yield Strategies Fund	9,106	120,745
Nuveen Preferred & Income Term Fund	25,326	558,945
Nuveen Premium Income Municipal Fund	7,424	91,538
Stone Harbor Emerging Markets Income Fund	290,441	5,320,879
Western Asset Emerging Markets Income Fund	170,464	2,018,294

Total Registered Investment Companies (Cost $10,411,874)		9,954,909

CASH EQUIVALENT — 9.0%
UNITED STATES — 9.0%
SEI Daily Income Trust Prime Obligation Fund, Cl A 0.010% (E)(F)	111,004,114	111,004,114

Total Cash Equivalent (Cost $111,004,114)		111,004,114

Total Investments — 100.6% (Cost $1,278,014,617)		$1,243,729,396

Percentages based on Limited Partners’ Capital of $1,236,651,053.

Transactions with affiliated funds during the year ended December 31, 2013 are as follows:

	Value of Shares Held	Purchases	Proceeds	Realized	Dividend
	as of 12/31/2013	at Cost	from Sales	Gain(Loss)	Income
SEI Daily Income Trust Prime Obligation Fund, Cl A	$111,004,114	$613,249,979	$513,736,582	$—	$9,911

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

L.P. — Limited Partnership

Ser — Series

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended. At December 31, 2013, the market value of the Rule 144A positions amounted to $840,138,158 or 67.9% of Limited Partners’ Capital.
(B)	Represents equity / residual tranche.
(C)	Variable rate security. The rate reported is the rate in effect as of December 31, 2013.
(D)	Securities considered illiquid. The total value of such securities as of December 31, 2013 was $1,122,770,373 and represented 90.8% of Limited Partners’ Capital.
(E)	Investment in affiliated security.
(F)	Rate shown is the 7-day effective yield as of December 31, 2013.
(G)	Closed-End Funds traded on exchange.

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3(1)	Total
Investments in Securities
Asset-Backed Securities	$—	$—	$1,122,770,373	$1,122,770,373
Registered Investment Companies	9,954,909	—	—	9,954,909
Cash Equivalent	111,004,114	—	—	111,004,114

Total Investments in Securities	$120,959,023	$—	$1,122,770,373	$1,243,729,396

(1)	Of the $1,122,770,373 in Level 3 securities as of December 31, 2013, all were valued via dealer quotes.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Asset-Backed Securities
Beginning balance as of December 31, 2012	$924,671,244
Accrued discounts/(premiums)	92,810,351
Realized gain/(loss)	47,120,773
Change in unrealized appreciation/(depreciation)	(72,588,976)
Proceeds from sales	(689,394,933)
Purchases	820,151,914

Ending balance as of December 31, 2013	$1,122,770,373

Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(53,944,465)

For the year ended December 31, 2013, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, L.P.

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments in securities, at value (cost $1,167,010,503)	$1,132,725,282
Investment in affiliated security, at value (cost $111,004,114)(see Note 2)	111,004,114
Cash at broker	23,222,274
Interest and dividends receivable from investments in securities	2,623,293
Receivable for securities sold	13,293,360

Total assets	1,282,868,323

Liabilities
Payable for investment securities purchased	45,941,162
Administration fees payable	103,065
Other accrued expenses	173,043

Total liabilities	46,217,270

Limited Partners’ capital	$1,236,651,053

Limited Partners’ capital Represented by:
Paid-in-capital	$1,270,936,274
Net unrealized depreciation on investments	(34,285,221)

Limited Partners’ capital	$1,236,651,053

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, L.P.

Statement of Operations

For the year ended December 31, 2013

Investment income
Interest income	$112,368,930
Dividend income	424,329
Dividend income from affiliated security	9,911

Total investment income	112,803,170
Expenses
Administration fee	1,130,267
Professional fees	125,567
Directors’ fees	30,000
Miscellaneous expenses	166,377

Total expenses	1,452,211

Net investment income	111,350,959

Realized and unrealized gains (losses) on investments
Net realized gain on investments	47,120,773
Net change in unrealized appreciation (depreciation) on investments	(73,045,941)

Net realized and unrealized loss on investments	(25,925,168)

Net increase in Limited Partners’ capital resulting from operations	$85,425,791

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, L.P.

Statements of Changes in Limited Partners’ Capital

	For the year	For the year
	ended	ended
	December 31, 2013	December 31, 2012
From investment activities
Net investment income	$111,350,959	$57,571,454
Net realized gain on investments	47,120,773	61,296,019
Net change in unrealized appreciation (depreciation) on investments	(73,045,941)	17,349,738

Net increase in Limited Partners’ capital resulting from operations	85,425,791	136,217,211

Partners’ capital transactions
Capital contributions	270,517,800	374,040,902
Capital withdrawals	(14,281,622)	(11,613,809)

Net increase in Limited Partners’ capital derived from capital transactions	256,236,178	362,427,093

Net increase in Limited Partners’ capital	341,661,969	498,644,304
Limited Partners’ capital beginning of year	894,989,084	396,344,780

Limited Partners’ capital end of year	$1,236,651,053	$894,989,084

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, L.P.

Statement of Cash Flows

For the year ended December 31, 2013

Cash flows from operating activities
Net increase in Limited Partners’ capital resulting from operations	$85,425,791
Adjustments to reconcile net increase in Limited Partners’ capital resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(830,563,788)
Proceeds from sales of long-term investments	689,394,933
Accretion on discount (see Note 2)	(92,810,351)
Net purchase of short-term investments	(99,513,397)
Net realized gain on investments	(47,120,773)
Net change in unrealized appreciation (depreciation) on investments	73,045,941
Decrease in interest/dividends receivable	766,507
Increase in receivable for securities sold	(13,293,360)
Increase in payable for securities purchased	4,248,842
Increase in administration fees payable	28,253
Increase in other accrued expenses	52,498

Net cash used in operating activities	(230,338,904)

Cash flows from financing activities
Capital contributions	270,517,800
Capital withdrawals	(16,956,622)

Net cash provided by financing activities	253,561,178

Net change in cash and cash equivalents	23,222,274

Cash and cash equivalents
Beginning of year	—

End of year	$23,222,274

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements

December 31, 2013

1. Organization

SEI Structured Credit Fund, L.P. (the “Fund”) is a Delaware limited partnership established on June 26, 2007 and commenced operations on August 1, 2007. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund offers limited partnership interests (“Interests”) solely through private placement transactions to investors (“Limited Partners”) that have signed an investment management agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”), the investment adviser to the Fund. As of December 31, 2013, the SEI Structured Credit Segregated Portfolio owned approximately 80.6% of the Fund, while the other Limited Partners owned approximately 19.4% of the Fund.

The Fund’s objective is to generate high total returns. There can be no assurance that the Fund will achieve its objective. The Fund pursues its investment objective by investing in a portfolio comprised of collateralized debt obligations (“CDOs”), which includes collateralized loan obligations (“CLOs”) and other structured credit investments. In the current year, the Fund also invested in registered investment companies. CDOs involve special purpose investment vehicles formed to acquire and manage a pool of loans, bonds and/or other fixed income assets of various types. CDOs fund their investments by issuing several classes of debt and equity securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CDO. In addition to CDOs, the Fund’s investments may include fixed income securities, loan participations, credit-linked notes, medium-term notes, registered and unregistered investment companies or pooled investment vehicles, and derivative instruments, such as credit default swaps and total return swaps (collectively with CDOs, “Structured Credit Investments”).

SEI Investment Strategies, LLC (the “General Partner”), a Delaware limited liability company, serves as the General Partner to the Fund and has no investment in the Fund as of December 31, 2013. The General Partner has delegated the management and control of the business and affairs of the Fund to the Board of Directors (the “Board”). A majority of the Board is and will be persons who are not “interested persons” (as defined in the 1940 Act) with respect to the Fund.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

2. Significant Accounting Policies

The following is a summary of significant accounting and reporting policies followed by the Fund in preparing the financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates and it is reasonably possible that differences could be material.

Valuation of Investments

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. When available, Structured Credit Investments are priced based upon valuations provided by independent, third party pricing agents using their proprietary valuation methodology. The third-party pricing agents may value Structured Credit Investments at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

If a price for a Structured Credit Investment cannot be obtained from an independent, third-party pricing agent, the Fund shall seek to obtain a bid price from at least one dealer, who is independent of the Fund. In such cases, the independent dealer providing the price on the Structured Credit Investment may also be a market maker, and in many cases the only market maker, with respect to that security. As of December 31, 2013, all asset-backed securities are valued by an independent dealer who is also a market maker.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

2. Significant Accounting Policies (continued)

Valuation of Investments (continued)

A dealer’s valuation reflects its judgment of the price of an asset, assuming an arm’s length transaction at the valuation date between knowledgeable and willing market participants. It generally assumes a round lot institutional transaction, without consideration for whether the client is long or short the instrument, and without adjustment for the size of the client’s position. The valuation pertains to an assumed transaction, does not necessarily reflect actual quoted or other prices, and does not indicate that an active market exists for the financial instrument.

A dealer’s valuation may be formulated using inputs such as a combination of observable market transactions of the exact security or a similar security and internal models. Bids-Wanted-In Competition, or BWICs, are widely distributed auctions of securities whose results are the primary input used by dealers to establish valuations for structured credit securities. Dealers supplement BWIC results with private transactions and model-driven valuations. Model-driven valuations require assumptions regarding default, recovery, and prepayment rates that are consistent with current market conditions.

In situations where market inputs are not available or do not provide a sufficient basis under current market conditions for pricing the instrument, the valuation may reflect the dealer’s view of the assumptions that market participants would use in pricing the instrument. Since market participants may have materially different views as to future supply, demand, credit quality and other factors relevant to pricing financial instruments, as well as bid and ask prices, valuations may differ materially among dealers. The actual level at which these instruments trade (if trades occur) could be materially different from the dealer’s valuation.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Board. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. The Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

2. Significant Accounting Policies (continued)

Valuation of Investments (concluded)

When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in the Fund; or (vi) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. At December 31, 2013, there were no securities that were fair valued by the Committee.

Certain Structured Credit Investments may be structured as private investment partnerships. Traditionally, a trading market for holdings of this type does not exist. The fair value of the Fund’s interest in such a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest were sold at the time of valuation, determined based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Unless determined otherwise in accordance with the Fund’s Fair Value Procedures, the fair value of the Fund’s interest in a private investment fund will usually be the value attributed to such interest, as of that time of valuation, as reported to the Fund by the private investment fund’s manager, administrator, or other designed agent. As a practical matter, the Adviser and the Committee have little or no means of independently verifying the valuations provided by such private investment funds. In the unlikely event that a private investment fund does not report a value to the Fund on a timely basis and such fund is not priced by independent pricing agents of the Fund, the Committee would determine the fair value of the private investment fund based on the most recent value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. As of December 31, 2013, the Fund did not hold any investments in private investment partnerships.

The Board will periodically review the Fund’s valuation policies and will update them as necessary to reflect changes in the types of securities in which the Fund invests.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

2. Significant Accounting Policies (continued)

Fair Value of Financial Instruments

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions the market participants would use in pricing the asset or liability based on the best information available under the circumstances. The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data, which includes financial instruments that are valued using models or other valuation methodologies. These models are primarily industry standard models that consider various assumptions, including time value, yield curve, volatility factors, prepayment speeds, default rates, loss severity, current market and contractual prices for the underlying financial instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace; and

Level 3 – Unobservable inputs that are not corroborated by market data (supported by little or no market activity), which is comprised of financial instruments whose fair value is estimated based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

2. Significant Accounting Policies (continued)

Fair Value of Financial Instruments (concluded)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2013, there have been no significant changes to the Fund’s fair valuation methodologies.

Income Recognition and Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting except for Structured Credit Investments for which the Fund cannot reasonably estimate performance. Amortization and accretion of debt instruments is calculated using the scientific interest method, which approximates the effective interest method over the estimated life of the security. Amortization of premiums and accretion of discounts are included in interest income on the Statement of Operations.

Collateralized Debt Obligations

The Fund invests in CDOs which include CLOs, a type of asset-backed security, and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

2. Significant Accounting Policies (continued)

Collateralized Debt Obligations (concluded)

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions.

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk, reinvestment risk, prepayment risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Federal Taxes

The Fund intends to be treated as a partnership for federal, state, and local income tax purposes. Each Limited Partner is responsible for the tax liability or benefit relating to its distributive share of taxable income or loss. Accordingly, no provision for federal, state, or local income taxes is reflected in the accompanying financial statements.

For the year ended December 31, 2013, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, “Audits of Investment Companies,” the Fund reclassified $111,350,959 and $47,120,773 from accumulated net investment income and accumulated net realized gain, respectively, to Limited Partners’ capital. The reclassification was to reflect, as an adjustment to Limited Partners’ capital, the amount of taxable income that has been allocated to the Limited Partners and has no effect on net assets.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

2. Significant Accounting Policies (concluded)

Federal Taxes (concluded)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

3. Adviser, Administrator and Other Transactions

The Adviser does not charge a management fee to the Fund. Limited Partners are responsible for paying the fees of the Adviser directly under their individual investment management agreement with the Adviser. Each agreement sets forth the fees to be paid to the Adviser, which are ordinarily expressed as a percentage of the Limited Partner’s assets managed by the Adviser. This fee, which is negotiated between the Limited Partner and the Adviser, may include a performance-based fee and/or a fixed-dollar fee for certain specified services that is unrelated to the return of the Fund.

The Adviser has voluntarily agreed that certain expenses of the Fund, including custody fees and administrative fees, calculated monthly, shall not in the aggregate exceed 0.50% per annum of the Fund’s monthly average net asset value, and the Adviser or its affiliates will waive Fund fees or reimburse Fund expenses to the extent necessary so that such 0.50% limit is not exceeded. The following expenses of the Fund are specifically excluded from the expense limit: organizational expenses; extraordinary, non-recurring and certain other unusual expenses; taxes and fees; and expenses incurred indirectly by the Fund through its investments in Structured Credit Investments. The Adviser may discontinue all or part of this waiver at any time. In the current year, the Adviser did not waive any expenses.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

3. Adviser, Administrator and Other Transactions (concluded)

SEI Global Services, Inc. (the “Administrator”) serves as the Fund’s administrator. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which is also a parent company of the Adviser. The Administrator provides certain administrative, accounting, and transfer agency services to the Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies. The Fund pays the Administrator a fee equal to 0.10% (on an annualized basis) of the Fund’s net asset value which is accrued monthly based on month-end net assets and is paid monthly, and reimburses the Administrator for certain out-of-pocket expenses.

SEI Investments Distribution Co. (the “Placement Agent”) serves as the Fund’s placement agent pursuant to an agreement with the Fund. The Placement Agent is a wholly owned subsidiary of SEI Investments Company, which is also a parent company of the Adviser. The Placement Agent is not compensated by the Fund for its services rendered under the agreement.

4. Allocation of Profits and Losses

The Fund maintains a separate capital account for each of its Limited Partners. As of the last day of each month, the Fund shall allocate net profits or losses for that month to the capital accounts of all Limited Partners, in proportion to their respective opening capital account balances for such month (after taking into account any capital contributions deemed to be made as of the first day of such month).

5. Limited Partners’ Capital

The Fund, in the discretion of the Board, may sell interests to new Limited Partners and may allow existing Limited Partners to purchase additional Interests in the Fund on such days as are determined by the Board in its sole discretion. It is the Fund’s intention to allow limited purchases of Interests only during designated subscription periods as may be established by the Board or its designees (currently, the Adviser) and communicated to Limited Partners. The Board or its designee will determine the amount of Interests offered to Limited Partners during a subscription period at its discretion. During the established subscription periods, Interests may be purchased on a business day, or at such other times as the Board may determine, at the offering price (which is net asset value). The Fund may discontinue its offering at any time.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

5. Limited Partners’ Capital (concluded)

The Fund is a closed-end investment company, and therefore no Limited Partner will have the right to require the Fund to redeem its Interests. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Limited Partners. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Interests from Limited Partners pursuant to written tenders, the Board will consider the recommendations of the Adviser.

The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests four times each year, as of the last business day of March, June, September, and December. However, Limited Partners will not be permitted to tender for repurchase Interests that were acquired less than two years prior to the effective date of the proposed repurchase.

Even after the initial two year period, it is possible that there will be extended periods during which illiquidity in the underlying investments held by the Fund or other factors will cause the Board to elect not to conduct repurchase offers. Such periods may coincide with periods of negative performance. In addition, even in the event of a repurchase offer, it is possible that there will be an oversubscription to the repurchase offer, in which case a Limited Partner may not be able to redeem the full amount that the Limited Partner wishes to redeem.

During the year ended December 31, 2013, the Fund made offers to repurchase Interests resulting in capital withdrawals of $14,281,622 in aggregate.

6. Investment Transactions

The cost of security purchases and proceeds from the sale and maturity of securities, other than temporary cash investments, during the year ended December 31, 2013 were $830,563,788 and $689,394,933, respectively.

As of December 31, 2013, the estimated cost of investments for tax purposes is $1,233,563,450. Net unrealized appreciation on investments for tax purposes was $10,165,946 consisting of $75,728,581 of gross unrealized appreciation and $65,562,635 of gross unrealized depreciation.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

7. Concentrations of Risk

In the normal course of business, the Fund trades financial instruments involving market risk and counterparty credit risk

(a) Market risk

Market risk encompasses the potential for both losses and gains and includes price risk, interest rate risk, prepayment risk and collateral performance risk. The Fund’s market risk management strategy is driven by the Fund’s investment objective. The Adviser oversees each of the risks in accordance with policies and procedures.

(i) Price risk

Price risk is the risk that the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, its issuer or any factor affecting financial instruments traded in the market. As all of the Fund’s Structured Credit Investments are carried at fair value with fair value changes recognized in the Statement of Operations, all changes in market conditions directly affect net assets.

(ii) Interest rate risk

The fair value of the Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

(iii) Prepayment risk

Prepayment risk is the risk associated with the early unscheduled return of principal on a fixed-income security. Some fixed-income securities, such as CDOs, have embedded call options which may be exercised by the issuer, or in the case of a CDO, the borrower. The yield-to-maturity of such securities cannot be known for certain at the time of purchase since the cash flows are not known. When principal is returned early, future interest payments will not be paid on that part of the principal. If the security was purchased at a premium (a price greater than 100) the security’s yield will be less than what was estimated at the time of purchase.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

7. Concentrations of Risk (continued)

(a) Market risk (continued)

(iv) Collateral performance risk

Collateral performance risk is the risk that defaults or underperformance of the CDO’s underlying collateral negatively impacts scheduled payments to a tranche based on relative seniority in the overall capital structure of each deal.

(b) Counterparty credit risk

Counterparty credit risk is the risk a counterparty to a financial instrument could fail on a commitment that it has entered into with the Fund. The Fund minimizes counterparty credit risk by undertaking transactions with large well-capitalized counterparties or brokers and by monitoring the creditworthiness of these counterparties.

8. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, since inception the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2013

9. Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the following periods:

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	2013	2012	2011	2010	2009
Total return (1)	8.03%	25.46%	8.36%	42.92%	189.59%
Limited Partners’ capital, end of year (000’s)	$1,236,651	$894,989	$396,345	$312,670	$319,274
Ratio to average partners’ capital†
Net investment income ratio††
Net investment income, net of waivers	10.02%	9.27%	7.23%	8.09%	8.11%
Expense ratio††
Operating expenses, before waivers	0.13%	0.16%	0.18%	0.21%	0.31%
Operating expenses, net of waivers	0.13%	0.16%	0.18%	0.21%	0.30%
Portfolio turnover rate	62.90%	86.43%	76.57%	94.63%	141.21%

†	Ratios to average partners’ capital are calculated based on the outstanding Limited Partners’ capital during the period.
††	Ratios do not include the Fund’s allocated share of income/expense from investments in other funds.
(1)	Total return is calculated for all the Limited Partners taken as a whole. A Limited Partner’s return may vary from these returns based on the timing of capital transactions.

10. Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

SEI Structured Credit Fund, L.P.

Approval of the Advisory Agreements with the Adviser (Unaudited)

SEI Structured Credit Fund, L.P. (the “Fund”) has entered into an investment advisory agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”) dated July 20, 2007 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the day-to-day investment management of the Fund’s assets.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Fund’s Advisory Agreement must be specifically approved by: (i) the vote of the Board of Directors of the Fund (the “Board”) or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Advisory Agreement (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Board must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a fund’s fees, fund boards are required to evaluate the material factors applicable to a decision to approve an advisory agreement.

The discussion immediately below summarizes the materials and information presented to the Board in connection with the Board’s Annual Review of the Advisory Agreement and the conclusions made by the Directors when determining to continue the Advisory Agreement for an additional one-year period.

Consistent with the responsibilities referenced above, the Board called and held a meeting on March 25, 2013 to consider whether to renew the Advisory Agreement. In preparation for the meeting, the Board provided SIMC with a written request for information and received and reviewed extensive written materials in response to that request, including information as to the performance of the Fund versus benchmarks, the levels of fees for various categories of services provided by SIMC and its affiliates and the overall expense ratio of the Fund, comparisons of such fees and expenses with such fees and expenses incurred by other funds, the costs to SIMC and its affiliates of providing such services, including a profitability analysis, SIMC’s compliance program, and various other matters. The information provided in connection with the Board meeting was in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the operations and performance of the Fund.

SEI Structured Credit Fund, L.P.

Approval of the Advisory Agreements with the Adviser (Unaudited)

(continued)

The Directors also received a memorandum from Fund counsel regarding the responsibilities of directors in connection with their consideration of an investment advisory agreement. In addition, prior to voting, the Independent Directors received advice from Fund counsel regarding the contents of the Adviser’s written materials.

As noted above, the Board requested and received written materials from SIMC. Specifically, this requested information and written response included: (a) the quality of SIMC’s investment management and other services; (b) SIMC’s investment management personnel; (c) SIMC’s operations and financial condition; (d) SIMC’s investment strategies; (e) the level of the advisory fees that SIMC charges the Fund compared with the advisory fees charged to comparable funds; (f) the overall fees and operating expenses of the Fund compared with similar funds; (g) the level of SIMC’s profitability from its Fund-related operations; (h) SIMC’s compliance systems; (i) SIMC’s policies on and compliance procedures for personal securities transactions; (j) SIMC’s reputation, expertise and resources in domestic and/or international financial markets; and (k) the Fund’s performance compared with benchmark indices.

The Independent Directors met in executive session, outside the presence of Fund management, and the full Board met in executive session to consider and evaluate a variety of factors relating to the approval of the continuation of the Advisory Agreement. The Independent Directors also participated in question and answer sessions with representatives of the Adviser. At the conclusion of the Board’s deliberations, the Board including the Independent Directors unanimously approved the continuation of the Advisory Agreement for an additional one-year period. The approval was based on the Board’s (including the Independent Directors’) consideration and evaluation of a variety of specific factors discussed at the March 25, 2013 Board meeting and other Board meetings held throughout the year, including:

•	the nature, extent and quality of the services provided to the Fund under the Advisory Agreement, including the resources of SIMC and its affiliates dedicated to the Fund;

•	the Fund’s investment performance and how it compared to that of appropriate benchmarks;

•	the expenses of the Fund under the Advisory Agreement and how those expenses compared to those of other comparable funds;

•	the profitability of SIMC and its affiliates with respect to the Fund, including both direct and indirect benefits accruing to SIMC and its affiliates; and

SEI Structured Credit Fund, L.P.

Approval of the Advisory Agreements with the Adviser (Unaudited)

(concluded)

•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Advisory Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Fund and the resources of SIMC and its affiliates dedicated to the Fund supported renewal of the Advisory Agreement.

Fund Performance. The Board concluded that, within the context of its full deliberations, the performance of the Fund supported renewal of the Advisory Agreement.

Fund Expenses. The Board concluded that, within the context of its full deliberations, the expenses of the Fund are reasonable and supported renewal of the Advisory Agreement.

Profitability. The Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. The Board concluded that, within the context of its full deliberations, the Fund obtains reasonable benefit from economies of scale.

Based on its evaluation of the information and the conclusions with respect thereto at its meeting on March 25, 2013, the Board, including all of the Independent Directors, unanimously approved the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Independent Directors and the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board, including the Independent Directors, did not identify any one particular factor or specific piece of information that determined whether to approve the Advisory Agreement.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited)

December 31, 2013

Set forth below are the Names, Age, Addresses, Position with the Partnership, Length of Time Served, the Principal Occupations During the Past Five Years, Number of Portfolios in Fund Complex Overseen by the Director, and Other Directorships Outside the Fund Complex of each of the persons currently serving as Directors and Officers of the Partnership.

Number of
Portfolios in
		Principal	Fund
Name, Age and	Length of	Occupation(s)	Complex	Other
Address of	Time	During Past 5	Overseen by	Directorships
Independent Directors	Served	Years	Director**	Held by Director
Nina Lesavoy (56) 3 E. 63rd St. New York, NY 10065	Since 2007	Founder & Managing Director, Avec Capital since April 2008, Partner, Cue Capital 2002-2008.	99

Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, Adviser Managed Trust and New Covenant Funds.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2013

Number of
Portfolios in
		Principal	Fund
Name, Age and	Length of	Occupation(s)	Complex	Other
Address of	Time	During Past 5	Overseen by	Directorships
Independent Directors	Served	Years	Director**	Held by Director
George J. Sullivan (71) 7 Essex Green Drive, Suite 52B Peabody, MA 01960	Since 2007	Self Employed Consultant, Newfound Consultants Inc., since April 1997. Member of independent review committee for SEI’s Canadian- registered mutual funds since 2009.	99

Trustee of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II (f/k/a The Arbor Fund), Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, Adviser Managed Trust and New Covenant Funds.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2013

Number of
Portfolios in
		Principal	Fund
Name, Age and	Length of	Occupation(s)	Complex	Other
Address of	Time	During Past 5	Overseen by	Directorships
Independent Directors	Served	Years	Director**	Held by Director
James M. Williams (66) 1200 Getty Drive, Suite 400, Los Angeles, CA 90049-1681	Since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002.	99

Trustee of Ariel Mutual Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, Adviser Managed Trust and New Covenant Funds.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2013

Number of
Portfolios
		Principal	in Fund
Name, Age and	Length	Occupation(s)	Complex	Other
Address of	of Time	During	Overseen	Directorships
Independent Directors	Served	Past 5 Years	by Director**	Held by Director
Robert A. Nesher* (67) One Freedom Valley Drive Oaks, PA 19456	Since 2007	President of the Fund, Chairman of the Board, SEI Funds—The Advisors’ Inner Circle Fund and the Advisors’ Inner Circle Fund II. Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	99

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II (f/k/a The Arbor Fund) and Bishop Street Funds; Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Islamic Investments Fund, plc, SEI Investments Global, Limited, SEI Investments – Global Fund Services Limited, SEI Investments (Europe) Limited, SEI Global Nominee Ltd, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, Adviser Managed Trust and New Covenant Funds.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2013

Position(s) Held with
the Master Fund and
Name and	Length of Time	Principal Occupation(s) During
Age of Officers	Served	Past 5 Years
Peter Rodriguez (52)	Treasurer, since 2011

Director, Fund Accounting, SEI Investments Global Fund Services (March 2011, September 2002 to March 2005 and 1997-2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Fund Services (March 2005 to June 2006)

Timothy D. Barto (45)	Vice President, since 2007 and Assistant Secretary, since 2008	General Counsel Vice President and Secretary of the Adviser since 2004. Vice President and Assistant Secretary of SEI since 2001, and of the Administrator since November 1999.

Aaron Buser (43)	Vice President and Assistant Secretary, since June 2008	Vice President and Assistant Secretary of Adviser since 2007. Associate at Stark & Stark 2004-2007.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (concluded)

December 31, 2013

Position(s) Held with
the Master Fund and
Name and	Length of Time	Principal Occupation(s) During
Age of Officers	Served	Past 5 Years
Brian F. Vrabel (33)	Vice President and Secretary, since June 2012	Vice President and Assistant Secretary of the Adviser since 2012. Associate at Klehr Harrison Harvey Branzburg LLP 2007 – April 2012.

Russell Emery (50)	Chief Compliance Officer, since 2007

Chief Compliance Officer of SEI Fund Complex, Bishop Street Funds, The Advisors’ Inner Circle Fund and the Advisors’ Inner Circle Fund II, since March 2006; New Covenant Funds, since February 2012; Director of Investment Product Management and Development, SIMC February 2003– March 2006.

*	Mr. Nesher is a trustee who may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Fund’s Distributor.
**	The “Fund Complex” consists of registered investment companies that are part of the following investment trusts and limited partnerships: SEI Institutional Investments Trust, SEI Institutional Management Trust, Adviser Managed Trust SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Asset Allocation Trust, SEI Structured Credit, L.P. and New Covenant Funds.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is George Sullivan. Mr. Sullivan is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young, LLP Related to the Registrant.

Ernst & Young, LLP billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2013			2012
		All fees and services to the Fund that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Fund that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$84,750	N/A	N/A	$75,000	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$0	N/A	N/A
(d)	All Other Fees	$0	N/A	N/A	$0	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings related to the annual financial statements.

(e)(1)	The Fund’s Audit Committee has adopted and the Board of Directors has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Fund may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2013	Fiscal 2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2013 and 2012 were $685,500 and $667,195, respectively.

(h)	During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant’s board of directors reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting (Rule 206(4)-6)

POLICY STATEMENT

A public company’s shareholders typically have the right to vote on various corporate issues. Clients typically delegate to SIMC the authority to vote proxies for shares they own. Under the Advisers Act, SIMC has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act requires that SIMC must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires SIMC to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that SIMC votes proxies in the best interest of its clients, and (ii) to disclose to the clients how they may obtain information on how SIMC voted proxies. In addition, Rule 204-2 requires SIMC to keep records of proxy voting and client requests for information.

As a registered investment adviser, SIMC has an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

PROCEDURES

SIMC has adopted the following procedures to implement the firm’s policy and to monitor compliance with the firm’s policy:

1. Third Party Proxy Voting Service—SIMC has elected to retain a third party proxy voting service (the “Service”) to vote proxies with respect to those clients. The Service shall vote proxies in accordance with guidelines approved by SIMC’s Proxy Voting Committee (the “Guidelines”). The Guidelines set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote. So long as the Service votes proxies in accordance with the Guidelines, SIMC believes that there is an appropriate presumption that the manner in which SIMC voted was not influenced by, and did not result from, a conflict of interest. SIMC Compliance shall conduct periodic reviews of the Service to ensure compliance with SIMC’s proxy voting guidelines and the appropriateness of the Service.

2. Establishment of Proxy Voting Committee—SIMC shall establish a Proxy Voting Committee (the “Committee”), comprised of representatives of SIMC’s Investment Management Unit and Legal and/or Compliance personnel. Currently, the members of the Committee are as follows:

Brad Mook

Greg McIntire

Aimei Zhong

Noreen Procaccini

Laura Smolenski

Tom Williams

The membership of the Committee may be changed at any time upon approval of the existing members of the Committee or by the President of SIMC. The Committee shall meet as necessary to perform any of the activities set forth below. Any action requiring approval of the Committee shall be deemed approved upon an affirmative vote by a majority of the Committee present or represented. The submission of votes electronically (i.e., via email) by the Committee members shall be considered acceptable. The Committee shall consult with counsel or other experts as it deems appropriate to carry out its responsibilities.

3. Approval of Proxy Voting Guidelines—The Committee shall approve Guidelines that set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote with respect to securities held in client accounts and for which SIMC has proxy voting responsibility. In the event that any employee of SIMC recommends a change to SIMC’s Guidelines, the Committee shall meet to consider the proposed change and consider all relevant factors. If approved by the Committee, the change shall be accepted, and the Guidelines revised accordingly.

4. Certain Proxy Votes May Not Be Cast—In some cases, the Committee may determine that it is in the best interests of SIMC’s clients to abstain from voting certain proxies. SIMC will abstain from voting in the event any of the following conditions {listed below} are met with regard to a proxy proposal:

•	Neither the Proxy Voting Guidelines nor specific client instructions cover an issue;

•	The Service does not make a recommendation on the issue;

•	In circumstances where, in SIMC’s judgment, the costs of voting the proxy exceed the expected benefits to clients; or

•	The Committee cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. This could happen, for example, if the Committee found that there was a material conflict or if despite all best efforts the Committee is unable to meet the requirements necessary to make a determination.

In addition, it is SIMC’s policy not to vote proxies for accounts that engage in securities lending, SIMC believes that the additional income derived by clients from such activities generally outweighs the potential economic benefit of recalling securities for the purpose of voting. Therefore, SIMC generally will not recall securities on loan for the sole purpose of voting proxies. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). SIMC believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, SIMC generally will not vote those proxies subject to “share blocking.”

5. Proxies of Investment Companies—With respect to proxies of an affiliated investment company or series thereof, such as the SEI Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”). When required by law, the Committee will also “echo vote” proxies of an unaffiliated investment company. When not required to “echo vote,” the Committee will delegate to the Service responsibility for voting proxies of an unaffiliated investment company in accordance with Guidelines approved by the Committee; provided that, if such proxy presents a material conflict of interest for SIMC, such proxy shall be voted in accordance with Section 6 below.

6. Conflicts of Interest—The Service makes available to SIMC, prior to voting on a proxy, its recommendation on how to vote with respect to such proxy in light of SIMC’s Guidelines. SIMC retains the authority to overrule the Service’s recommendation, and instruct the Service to vote in a manner at variance with the Service’s recommendation. The exercise of such right could implicate a conflict of interest. As a result, SIMC may not overrule the Service’s recommendation with respect to a proxy unless the following steps are taken:

a.	The Committee shall meet to consider the proposal to overrule the Service’s recommendation.

b.	The Committee must determine whether SIMC has a conflict of interest with respect to the issuer that is the subject of the proxy. The Committee will use the following standards to identify issuers with which it may have a conflict of interest.

1.	Significant Business Relationships — The Committee will determine whether SIMC or its affiliates may have a significant business relationship with the issuer, such as, for example, where SIMC (or an affiliate) manages a pension plan, administers employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to the issuer. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of SIMC’s or an affiliate’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to SIMC or its affiliates but is otherwise determined by the Committee to be significant to SIMC or its affiliates, such as, for example, the following:

•	SIMC or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;

•	SIMC or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for SIMC to vote in favor of management.

2.	Significant Personal/Family Relationships — The Committee will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how SIMC votes proxies. To identify any such relationships, the Committee shall obtain information about any significant personal/family relationship between any employee of SIMC who is involved in the proxy voting process (e.g., IMU analysts, members of the Committee, senior management, as applicable) and senior employees of issuers for which SIMC may vote proxies.

3.	Duties of the Proxy Committee — The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts, the Committee shall rely on publicly available information about SIMC and its affiliates, information about SIMC and its affiliates that is generally known by employees of SIMC,[1] and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving SIMC where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to these Procedures, and, if appropriate, recuse himself/herself from the matter at issue.

c.	If SIMC determines that it has a conflict of interest, the Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then SIMC can vote the proxy as determined by the Committee. The Committee shall determine whether a proposal is material as follows:

1.	Routine Proxy Proposals — Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for SIMC, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.[2]

2.	Non-Routine Proxy Proposals — Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for SIMC, unless the Committee determines that SIMC’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3.	Determining that a Non-Routine Proposal is Not Material — As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to SIMC’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The Committee shall record in writing the basis for any such determination.

d.	For any proposal where the Committee determines that SIMC has a material conflict of interest, SIMC may vote a proxy regarding that proposal in any of the following manners:

[1]	The procedures provide that the Committee should be aware of information about SIMC or its affiliates that is generally known by employees of SIMC, but it does not extend this knowledge to information about SIMC’s affiliates that is generally known by employees of SIMC’s affiliates (unless such information also is generally known by SIMC’s employees).
[2]	For guidance on defining “routine” and “non-routine” matters, SIMC shall use the standards set forth in NYSE Rule 452 and Special Instruction 12b.viii. of Form 13F.

1.	Obtain Client Consent or Direction — If the Committee approves the proposal to overrule the recommendation of the Service, SIMC shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how SIMC will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2.	Use Recommendation of the Service — Vote in accordance with the Service’s recommendation.

e.	For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may overrule the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to overrule the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

f.	This Section 6 does not apply to voting proxies of an investment company except as specifically stated in Section 5 above.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Compensation. The Adviser compensates each portfolio manager for his management of the Fund. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1.	Fund performance relative to a return objective and/or benchmark index;

2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and

3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares. As of the date of this Registration Statement, the portfolio managers did not beneficially own any shares of the Fund.

Other Accounts. As of December 31, 2013, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below: The accounts below, except Other Pooled Investment Vehicles, do not pay performance-based advisory fees. Other Pooled Investment Vehicles may pay performance-based advisory fees, but as of December 31, 2013 do not.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David S. Aniloff	2	$395.7 million	0	$0	0	$0
Michael A. Schafer	2	$395.7 million	0	$0	0	$0

Conflicts of Interests. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

The Adviser may enter into incentive fee arrangements with one or more investors in the SEI Structured Credit Segregated Portfolio (the “Offshore Feeder Fund”), a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands, that acts as a feeder fund for the Fund, whereby a portion of the increase in the net asset value of such investor’s investment in the Offshore Feeder Fund over a given period shall be payable to the Adviser. This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and the Adviser believes that it has designed policies and procedures that are designed to manage such conflict in an appropriate way.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Structured Credit Fund, L.P.

By (Signature and Title)	/s/ Robert A. Nesher
Date: March 10, 2014	Robert A. Nesher President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President
Date: March 10, 2014

By (Signature and Title)	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Treasurer
Date: March 10, 2014